Exhibit 99.1

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

January 10, 2007

Via Facsimile and FedEx

Spectrum Brands, Inc., on its own behalf

and

Spectrum Brands, Inc., on behalf of each of the Guarantors

Six Concourse Parkway

Atlanta, GA 30328

Attention: General Counsel

Facsimile: (770) 829-6298

Re:

NOTICE OF DEFAULTS

Indenture, dated as of September 30, 2003, by and among Spectrum Brands, Inc., f/k/a Rayovac Corporation, the Guarantors party thereto, and U.S. Bank National Association, as Trustee (including all supplements thereto, the “Indenture”)

Ladies and Gentlemen:

Reference is made to (i) the Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 (as amended, the “Current Credit Agreement”) and (ii) Sections 4.04, 4.09, 4.12, 4.15, 4.20 and 6.01 (iii) of the Indenture. Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Indenture.

The undersigned represents either that (i) it is a Holder of Notes in the principal amount indicated below or (ii) it is the investment manager with discretionary authority in respect of the Notes identified below that are held by the Holder identified below.

The Company’s Form 10-K filed December 14, 2006, reports on pages 105-06 that, as of September 30, 2006, approximately $1,170,551,000 was outstanding under the Current Credit Agreement. The Form 10-K reports on page 106 that, as part of such amount, the Company had incurred and there remained outstanding approximately $78,776,000 of Indebtedness under its Revolving Credit Facility (as defined in the Form 10-K), comprised of approximately $26,200,000 in borrowings and approximately $52,576,000 in letters of credit. The Form 10-K further reports on page 49 that, as of September 30, 2006, the Company was not in compliance with the minimum requirement of 2 to 1 for the Fixed Charge Coverage Ratio as relevant for the incurrence of Indebtedness under Section 4.09(a) of the Indenture.

The Current Credit Agreement itself, on page 1, describes the Credit Agreement as an amendment and restatement of the Existing Rayovac Credit Agreement (as defined in the Credit Agreement). Pursuant to the definition of “Credit Agreement” in Section 1.01 of the Indenture, the Existing Rayovac Credit Agreement is the same “Credit Agreement” described in such definition. Such definition also provides that “Credit Agreement” shall include any amendment, modification, renewal, refunding, replacement or refinancing of the Existing Rayovac Credit Agreement. As a result, the Current Credit Agreement is the “Credit Agreement” for purposes of the Indenture, and the Current Credit Agreement also comprises “Credit Facilities” within the meaning of Section 1.01 of the Indenture.

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

Section 4.09(c) of the Indenture mandates that the Credit Agreement be deemed to have been incurred in reliance on the exception provided by clause (i) of Section 4.09(b) of the Indenture. Thus, when the Current Credit Agreement amended and restated the Existing Rayovac Credit Agreement, the Current Credit Agreement remained subject to Section 4.09(b)(i), including the limitation of $700.0 million in maximum potential liability. Nothing in the Indenture permits the Current Credit Agreement to be reclassified at any time as having been incurred in reliance on Section 4.09(a) of the Indenture.

Communications

On December 11, 2006, Bingham McCutchen (our counsel) sent a letter to the Company (c/o Skadden Arps) on behalf of the undersigned and certain other Holders and/or investment managers (collectively, the “Noteholders”). The letter set forth a detailed discussion of the Noteholders’ view that, if the Company has been borrowing under the Current Credit Facilities (including intra-quarter revolver borrowings), it would constitute a failure to comply with Section 4.09. The letter invited a response from the Company.

On December 13, 2006, the Company and its counsel (Skadden Arps) called Bingham with the stated purpose of seeking “clarification” as to the matters discussed in Bingham’s December 11 letter. At the conclusion of the call, the Company simply stated without elaboration that the Company did not agree with the Noteholders.

On December 20, 2006, Bingham sent a second letter to the Company (c/o Skadden Arps) on behalf of the Noteholders. The letter stated that it appeared to the Noteholders that the Company has been borrowing under the Revolving Credit Facility since the Threshold Date (both as defined in the letter) but requested that the Company advise the Noteholders if, in fact, no such borrowings have occurred. The letter also attached a draft of this Notice of Defaults describing in detail the defaults that Noteholders believe have occurred as a result of, inter alia, such borrowings.

On December 27, 2006, the Company responded to Bingham’s December 20 letter. The Company’s letter did not dispute that Revolving Credit Facility borrowings have occurred since the Threshold Date. Nevertheless, the letter disputed the Noteholders’ “alleged interpretation of the relevant provisions.” The letter also noted that the Company has discussed the matter with the Current Credit Agreement administrative agent (the “Agent”) and with underwriter’s counsel (Shearman & Sterling), both of whom were copied on the letter.

On January 4, 2007, Bingham sent a letter to the Company responding to the Company’s December 27 letter. Bingham’s letter noted that the Company’s letter did not dispute that Revolving Credit Facility borrowings have occurred since the Threshold Date. Bingham’s letter also noted that, because the Company’s letter indicated that the Company had discussed the matter with the Agent and with underwriter’s counsel and out of an abundance of caution, one of the Noteholders tried to reach the Agent, and Bingham tried to reach Shearman, in order to offer them the opportunity to discuss their perspective. The Agent informed the Noteholder that the Agent’s basic position was that it had no comment on the situation. Bingham has informed us that Shearman has not responded to Bingham’s telephonic and e-mail attempts to contact Shearman, most recently on January 5.

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

On January 10, 2007, the Company responded to Bingham’s January 4 letter. The Company’s letter simply stated that the Company believed that the Noteholders’ assertions were “baseless,” again without elaboration other than to refer to two telephone conversations.

When one of the Noteholders first contacted the Company to raise its concerns, the Company’s stated position was that the Company currently is entitled to borrow up to the full amount of the $700 million basket under Section 4.09(b)(i) without any reduction based on the amounts outstanding under the Current Credit Agreement. Each of the foregoing subsequent communications from the Noteholders or their counsel indicated that the Noteholders were considering whether to issue a notice of default based on the Company’s apparent failure to comply with the Indenture but were willing to discuss the matter constructively with the Company. However, notwithstanding those repeated follow-up attempts, the Company has refused to engage in a meaningful dialogue with the Noteholders, the Agent has stated it has no position on the subject, and Shearman has failed to respond at all. To the contrary, the Company’s statements evince a clear repudiation of the Company’s obligations under Section 4.09, resulting not only in the current Defaults identified below but also foreshadowing that the Company does not intend to comply with Section 4.09 going forward, which could potentially lead to further Defaults under other provisions of the Indenture such as identified in the “Asset Sales” discussion below.

The Section 4.09 Default

Given the foregoing discussion, any borrowings under the Revolving Credit Facility, including any new or renewed letters of credit (collectively, “Incremental Indebtedness”), could only be incurred under the Indenture if such incurrence was in reliance on one of the exceptions set forth in Section 4.09(b) of the Indenture. However, even before the incurrence of any Incremental Indebtedness, the Current Credit Agreement by its terms, already consumes all or substantially all of the maximum potential incurrence basket available under Section 4.09(b)(i). Therefore, the Company is not permitted to incur any Incremental Indebtedness under the Revolving Credit Facility at this time. Nevertheless, based on the Company’s failure to dispute the statements set forth in Bingham’s December 20 letter, or to respond to Bingham’s January 4 letter, we understand that the Company has, in fact, incurred Incremental Indebtedness under the Revolving Credit Facility since its internal financial statements confirmed that the Fixed Charge Coverage Ratio dropped below 2 to 1.

The Company’s incurrence of Incremental Indebtedness under the Revolving Credit Facility constituted a failure to comply with Section 4.09 of the Indenture, and therefore a Default (the “Section 4.09 Default”). Pursuant to Section 6.01(iv) of the Indenture, the undersigned hereby provides written notice of the Section 4.09 Default to the Company and the Guarantors.

The Section 4.15 Default

As set forth in the definition of “Senior Debt” in Section 1.01 of the Indenture, any Indebtedness incurred in violation of the Indenture cannot constitute Senior Debt. Thus, the Incremental Indebtedness under the Revolving Credit Facility is not Senior Debt.

Section 4.15 of the Indenture prohibits the Company from incurring any Indebtedness that is not Senior Debt unless such Indebtedness is pari passu or subordinate in right of payment to the Notes. The Incremental Indebtedness under the Revolving Credit Facility is not Senior Debt, but it is not pari passu or subordinate in right of payment to the Notes.

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

Therefore, the Company’s incurrence of the Incremental Indebtedness under the Revolving Credit Facility constituted a failure to comply with Section 4.15 of the Indenture, and therefore a Default (the “Section 4.15 Default”). Pursuant to Section 6.01(iv) of the Indenture, the undersigned hereby provides written notice of the Section 4.15 Default to the Company and the Guarantors.

The Section 4.12 Default

Section 4.12 of the Indenture prohibits the Company and its Restricted Subsidiaries from incurring or suffering to exist any Lien securing any Indebtedness unless the Notes are equally and ratably secured. The only exception to this is for Permitted Liens, but the Liens securing the Incremental Indebtedness do not constitute Permitted Liens because the Incremental Indebtedness is not Senior Debt, as discussed above.

The Company’s incurrence and suffering to exist of Liens securing the Incremental Indebtedness under the Revolving Credit Facility, without causing the Notes to be equally and ratably secured, constituted a failure to comply with Section 4.12 of the Indenture, and therefore a Default (the “Section 4.12 Default”). Pursuant to Section 6.01(iv) of the Indenture, the undersigned hereby provides written notice of the Section 4.12 Default to the Company and the Guarantors.

The Section 4.04 Defaults

Section 4.04 of the Indenture requires the Company, no later than five Business Days after an Officer becomes aware of any Default, to deliver to the Trustee an Officers’ Certificate specifying such Default and what action the Company is taking or proposing to take with respect thereto. The Company did not comply with Section 4.04 as to the Section 4.09 Default, the Section 4.15 Default or the Section 4.12 Default.

Each of the three failures by the Company to comply with Section 4.04 of the Indenture was, therefore, a Default (collectively, the “Section 4.04 Defaults”). Pursuant to Sections 6.01(iii) of the Indenture, the undersigned hereby provides written notice of each of the Section 4.04 Defaults to the Company and the Guarantors.

Asset Sales

The Company has publicly referred to the potential for material Asset Sales, including on page 49 of its Form 10-K. The Amendment No. 4 to the Current Credit Agreement, which Amendment is attached as Exhibit 10.12 to the Form 10-K, contemplates the possibility of the Company prepaying the Term Loans (as defined in the Current Credit Agreement) in an amount at least equal to $500,000,000 from the proceeds of Asset Sales.

The undersigned reminds the Company that, to the extent any Asset Sales involve all or substantially all of the assets of any Guarantor, Section 4.20 of the Indenture would prohibit such Asset Sales at any time there exists a Default. The undersigned further reminds the Company that, to the extent any Net Proceeds of Asset Sales are applied to the repayment of Credit Facilities, the amount of such repayment shall be deducted from the maximum potential liability of Indebtedness permitted to be incurred pursuant to the exception set forth in Section 4.09(b)(i) of the Indenture.

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

Notice of Defaults

This notice, when taken together with notices from other Holders who, together with the undersigned, hold at least 25% in aggregate principal amount of Notes outstanding, shall constitute a separate written notice of the type referred to in Section 6.01(iv) with respect to each of the Section 4.09 Default, the Section 4.15 Default, the Section 4.12 Default and the Section 4.04 Defaults.

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Spectrum Brands, Inc.

NOTICE OF DEFAULTS

This notice is without prejudice to the right (i) to provide notice of other Defaults or Events of Default in respect of the matters described herein, (ii) to provide notice of any other Defaults or Events of Default that may exist under the Indenture, (iii) to pursue any and all rights in respect of the Notes, or (iv) to pursue any other rights or remedies against the Company and each Guarantor that may exist in law or in equity.

Sincerely,

[IF SIGNED BY HOLDER]

Holder:

By:

Name:

Its:

Principal Amount of Securities Held:

Held in DTC Participant Code:

[IF SIGNED BY INVESTMENT MANAGER]

Investment Manager: Sandelman Partners, LP

By:            /s/ Michael Pascutti

Name: Michael Pascutti

Its: Head of Relative Value

In its capacity as investment manager with discretionary authority in respect of:

Holder: Sandelman Partners Multi-Strategy Master Fund, LTD.

Principal Amount of Securities Held: $66,000,000

Held in DTC Participant Code: 0050

Cc:	Skadden, Arps, Slate, Meagher & Flom LLP, attn: Margaret Brown, Esq.

Courtesy cc:

Rossie E. Turman, Esq., Skadden, Arps, Slate, Meagher & Flom LLP

U. S. Bank National Association, attn: Corporate Trust Department

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

This notice is without prejudice to the right (i) to provide notice of other Defaults or Events of Default in respect of the matters described herein, (ii) to provide notice of any other Defaults or Events of Default that may exist under the Indenture, (iii) to pursue any and all rights in respect of the Notes, or (iv) to pursue any other rights or remedies against the Company and each Guarantor that may exist in law or in equity.

Sincerely,

[IF SIGNED BY HOLDER]

Holder:

By:

Name:

Its:

Principal Amount of Securities Held:

Held in DTC Participant Code:

[IF SIGNED BY INVESTMENT MANAGER]

Investment Manager: Sandell Asset Management Corp.

By:           /s/ Ken Glassman

Name: Ken Glassman

Its: Senior Managing Director

In its capacity as investment manager with discretionary authority in respect of:

Holder: Castlerigg Master Investments, Ltd.

Principal Amount of Securities Held: 26,000,000

Held in DTC Participant Code: 7378

Cc:	Skadden, Arps, Slate, Meagher & Flom LLP, attn: Margaret Brown, Esq.

Courtesy cc:

Rossie E. Turman, Esq., Skadden, Arps, Slate, Meagher & Flom LLP

U. S. Bank National Association, attn: Corporate Trust Department

Spectrum Brands, Inc.

NOTICE OF DEFAULTS

This notice is without prejudice to the right (i) to provide notice of other Defaults or Events of Default in respect of the matters described herein, (ii) to provide notice of any other Defaults or Events of Default that may exist under the Indenture, (iii) to pursue any and all rights in respect of the Notes, or (iv) to pursue any other rights or remedies against the Company and each Guarantor that may exist in law or in equity.

Sincerely,

[IF SIGNED BY HOLDER]

Holder: Xerion Partners II Master Fund Limited

By:            /s/ Daniel J. Arbess

Name: Daniel J. Arbess, Xerion Capital Partners, Investment Manager

Its:

Principal Amount of Securities Held: $5,000,000

Held in DTC Participant Code: 0005

[IF SIGNED BY INVESTMENT MANAGER]

Investment Manager:

By:

Name:

Its:

In its capacity as investment manager with discretionary authority in respect of:

Holder:

Principal Amount of Securities Held:

Held in DTC Participant Code:

Cc:	Skadden, Arps, Slate, Meagher & Flom LLP, attn: Margaret Brown, Esq.

Courtesy cc:

Rossie E. Turman, Esq., Skadden, Arps, Slate, Meagher & Flom LLP

U. S. Bank National Association, attn: Corporate Trust Department